UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 10, 2019

Papa John’s International, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-21660	61-1203323
(Commission File Number)	(IRS Employer Identification No.)

2002 Papa John’s Boulevard
Louisville, Kentucky 40299-2367
(Address of principal executive offices) (Zip Code)

(502) 261-7272
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	PZZA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Independent Registered Public Accounting Firm

On June 10, 2019, the Audit Committee (the “Audit Committee”) of the Board of Directors of Papa John’s International, Inc. (the “Company”) dismissed KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm.

KPMG’s audit report dated March 8, 2019, except for the restatement as to the effectiveness of internal control over financial reporting for the material weaknesses related to variable interest entity and consolidation matters, as to which the date is May 7, 2019, on the consolidated financial statements of the Company and subsidiaries as of and for the fiscal year ended December 30, 2018 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG’s report on the consolidated financial statements of the Company and subsidiaries as of and for the fiscal year ended December 30, 2018 contained a separate paragraph stating that “As discussed in Note 2 to the consolidated financial statements, the Company has changed its method of accounting for revenue from contracts with customers in 2018 due to the adoption of the new revenue standard.”

KPMG’s audit report dated March 8, 2019, except for the restatement as to the effectiveness of internal control over financial reporting for the material weaknesses related to variable interest entity and consolidation matters, as to which the date is May 7, 2019 on the effectiveness of internal control over financial reporting as of December 30, 2018 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that KPMG’s report indicates that the Company did not maintain effective internal control over financial reporting as of December 30, 2018 because of the effect of material weaknesses on the achievement of the objectives of the control criteria and contains an explanatory paragraph that states “Material weaknesses related to ineffective controls over not engaging appropriate technical expertise to evaluate variable interest entity and consolidation matters resulting in the failure to consolidate the Papa John’s Marketing Fund, Inc. (PJMF) which also resulted in not maintaining effective controls over financial reporting related to PJMF have been identified and included in management’s assessment.”

Prior to KPMG’s engagement as the Company’s independent registered public accounting firm for the fiscal year ended December 30, 2018, Ernst & Young LLP (“EY”) had audited the Company’s consolidated financial statements since 1990, including the fiscal year ended December 31, 2017.

During the fiscal year ended December 30, 2018, and the subsequent interim period through June 10, 2019, there were (i) no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference thereto in their reports, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except for the material weaknesses in internal control over financial reporting as of December 30, 2018 related to the consolidation of the Papa John’s Marketing Fund (“PJMF”).  As previously disclosed in Part II, Item 9A, “Controls and Procedures,” of our Annual Report on Form 10-K/A for the fiscal year ended December 30, 2018, the material weaknesses related to the Company’s failure to (i) engage third-party technical expertise to augment internal resources to evaluate complex variable interest entity (“VIE”) consolidation matters related to PJMF and (ii) maintain the level of internal controls required under the COSO framework, which resulted in ineffective internal control over the financial reporting related to PJMF.  The Audit Committee discussed the material weaknesses with KPMG and the Company has authorized KPMG to respond fully to inquiries of the successor independent registered public accounting firm.

The Company provided KPMG with a copy of the disclosures it is making in this Form 8-K and requested that KPMG furnish the Company with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not it agrees with the statements made herein.  A copy of KPMG’s letter, dated June 14, 2019, is filed as Exhibit 16.1 hereto.

(b)	Engagement of Independent Registered Public Accounting Firm

On June 12, 2019, the Company engaged EY as the Company’s independent registered public accounting firm for the fiscal year ending December 29, 2019.

EY served as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2017, and in connection with such engagement, the Company consulted with EY regularly regarding accounting, auditing and financial reporting issues through and until EY issued its reports on the Company’s consolidated financial statements for the fiscal year ended December 31, 2017 and the effectiveness of internal control over financial reporting as of December 31, 2017.  Subsequently, during the fiscal year ended December 30, 2018 and the subsequent interim period through June 10, 2019, neither the Company nor anyone on its behalf has consulted with EY regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that EY concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 16.1 Letter of KPMG LLP, dated June 14, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: June 14, 2019		PAPA JOHN’S INTERNATIONAL, INC.

	By:	/s/ Joseph H. Smith IV
Joseph H. Smith IV
Senior Vice President, Chief Financial Officer